
                        Certificateholders' statement



               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

----------------------------------------------------------------------------------------------
                        WACHOVIA CREDIT CARD MASTER TRUST
----------------------------------------------------------------------------------------------

       Listed below is the information which is required to be prepared with respect to the distribution date of  November 16, 1998 and with respect to the performance of the
Trust during the related Monthly period.


       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.     Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
       Original Certificate Principal Amount)

       1.   The amount of the current monthly
            distribution in respect of Class A
            Monthly Principal                                                           $0.00

       2.   The amount of the currently monthly
            distribution in respect of Class B
            Monthly Principal                                                           $0.00

       3.   The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Principal                                                           $0.00

       4.   The amount of the currently monthly
            distribution in respect of Class A
            Monthly Interest                                                            $4.96

       5.   The amount of the currently monthly
            distribution in respect of Class A
            Deficiency Amounts                                                          $0.00

       6.   The amount of the currently monthly
            distribution in respect of Class A
            Additional Interest                                                         $0.00


                        Certificateholders' statement



       7.   The amount of the currently monthly
            distribution in respect of Class B                                          $5.05
            Monthly Interest

       8.   The amount of the currently monthly
            distribution in respect of Class B
            Deficiency Amounts                                                          $0.00

       9.   The amount of the currently monthly
            distribution in respect of Class B
            Additional Interest                                                         $0.00


       10.  The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Interest                                                            $5.03

       11.  The amount of the currently monthly
            distribution in respect of any
            accrued and unpaid Collateral
            Monthly Interest                                                            $0.00

E.     Information Regarding the Performance of the Trust

       1.   Collection of Principal Receivables

            (a)  The aggregate amount of
                 Collections of Principal
                 Receivables processed during
                 the related Monthly Period
                 which were allocated in respect
                 of the Class A Certificates                                   $44,661,754.48

            (b)  The aggregate amount of
                 Collections of Principal
                 Receivables processed during
                 the related Monthly Period
                 which were allocated in respect
                 of the Class B Certificates                                    $2,627,162.03

            (c)  The aggregate amount of
                 Collections of Principal
                 Receivables processed during
                 the related Monthly Period
                 which are allocated in respect
                 of the Collateral Interest                                     $2,752,264.98


                        Certificateholders' statement

       2.   Principal Receivables in the Trust

            (a)  The aggregate amount of
                 Principal Receivables in the
                 Trust as of the end of the
                 day on the last day of the
                 related Monthly Period                                     $1,669,542,537.96

            (b)  The amount of Principal
                 Receivables in the Trust
                 represented by the Investor
                 Interest of Series 1995-1
                 as of the end of the day on
                 the last day of the related
                 Monthly Period                                               $500,000,000.00

            (c)  The amount of Principal
                 Receivables in the Trust
                 represented by the Series
                 1995-1 Adjusted Investor
                 Interest as of the end of
                 the day on the last day of
                 the related Monthly Period                                   $500,000,000.00

            (d)  The amount of Principal
                 Receivables in the Trust
                 represented by the Class A
                 Investor Interest as of the end
                 of the day on the last day of
                 the related Monthly Period                                   $446,250,000.00


            (e)  The amount of Principal
                 Receivables in the Trust
                 represented by the Class A
                 Adjusted Investor Interest as of
                 the end of day on the last day
                 of the related Monthly Period                                $446,250,000.00


            (f)  The amount of Principal
                 Receivables in the Trust
                 represented by the Class B
                 Investor Interest as of the
                 end of the day on the last day
                 of the related Monthly Period                                 $26,250,000.00

                        Certificateholders' statement

            (g)  The amount of Principal
                 Receivables in the Trust
                 represented by the Collateral
                 Interest as of the end of the
                 date on the last day of the
                 related Monthly Period                                        $27,500,000.00


            (h)  The Floating Investor Percentage
                 with respect to the related
                 Monthly Period                                                      29.6635%


            (i)  The Class A Floating Allocation
                 with respect to the related
                 Monthly Period                                                      89.2500%


            (j)  The class B Floating Allocation
                 with respect to the related
                 Monthly Period                                                       5.2500%


            (k)  The Collateral Floating Allocation
                 with respect to the related
                 Monthly Period                                                       5.5000%


            (l)  The Fixed Investor Percentage
                 with respect to the related
                 Monthly Period                                                      29.6635%

            (m)  The Class A Fixed Allocation
                 with respect to the related
                 Monthly Period                                                      89.2500%

            (n)  The Class B Fixed Allocation
                 with respect to the related
                 Monthly Period                                                       5.2500%

            (o)  The Collateral Fixed Allocation
                 with respect to the related
                 Monthly Period                                                       5.5000%

                          Certificateholders' statement

       3.   Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                 Aggregate                         Percentage
                                                  Account                            of Total
                                                  Balance                         Receivables

            (a)  30 - 59 days:                 $20,441,976.42                         1.2094%
            (b)  60 - 89 days:                  $9,844,255.50                         0.5824%
            (c)  90 - or more days:            $12,954,975.54                         0.7664%
                                 Total:        $43,241,207.46                         2.5582%
                                               ---------------

       4.   Investor Default Amount

            (a)  The Aggregate Investor Default
                 Amount for the related Monthly
                 Period                                                         $1,860,800.33

            (b)  The Class A Investor Default
                 Amount for the related Monthly
                 Period                                                         $1,660,764.29

            (c)  The Class B Investor Default
                 Amount for the related Monthly
                 Period                                                            $97,692.02

            (d)  The Collateral Default Amount
                 for the related Monthly Period                                   $102,344.02

       5.   Investor Charge Offs

            (a)  The aggregate amount of
                 Class A Investor Charge-Offs
                 for the related Monthly Period                                         $0.00

            (b)  The aggregate amount of
                 Class A Investor Charge-Offs
                 set forth in 5 (a) above per
                 $1,000 of original Certificate
                 principal amount                                                       $0.00

            (c)  The aggregate amount of Class
                 B Investor Charge-Offs for the
                 related Monthly Period                                                 $0.00

                        Certificateholders' statement


            (d)  The aggregate amount of Class
                  B Investor Charge-Offs set forth
                 in 5 (c) above per $1,000 of
                 original certificate principal
                 amount                                                                 $0.00

            (e)  The aggregate amount of
                 Collateral Charge-Offs for the
                 related Monthly Period                                                 $0.00

            (f)  The aggregate amount of
                 Collateral Charge-Offs set
                 forth in 5 (e) above per $1,000
                 of original certificate principal
                 amount                                                                 $0.00

            (g)  The aggregate amount of Class A
                 Investor Charge-Offs reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date                                       $0.00

            (h)  The aggregate amount of Class A
                 Investor Charge-Offs set forth
                 in 5 (g) above per $1,000 original
                 certificate principal amount re-
                 imbursed on the Transfer Date
                 immediately preceding this
                 Distribution Date                                                      $0.00

            (i)  The aggregate amount of Class B
                 Investor Charge-Offs reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date                                       $0.00

            (j)  The aggregate amount of Class B
                 Investor Charge-Offs set forth
                 in 5 (i) above per $1,000 original
                 certificate principal amount re-
                 imbursed on the Transfer Date
                 immediately preceding this Distribution Date                           $0.00

            (k)  The aggregate amount of
                 Collateral Charge-Offs reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date                                       $0.00

                        Certificateholders' statement

            (l)  The aggregate amount of
                 Collateral Charge-Offs set
                 forth in 5(k) above per $1,000
                 original certificate principal
                 amount reimbursed on the Transfer
                 Date immediately preceding
                 Distribution Date                                                      $0.00

       6.   Investor Servicing Fee

            (a)  The amount of the Class A
                 Servicing Fee payable by the
                 Trust to the Servicer for
                 the related Monthly Period                                       $371,875.00

            (b)  The amount of the Class B
                 Servicing Fee payable by the
                 Trust to the Servicer for
                 the related Monthly Period                                        $21,875.00

            (c)  The amount of the Collateral
                 Interest Servicing Fee payable
                 by the Trust to the Servicer for
                 the related Monthly Period                                        $22,916.67

       7.   Reallocations

            (a)  The amount of Reallocated
                 Collateral Principal
                 Collections with respect to
                 this Distribution Date                                                 $0.00

            (b)  The amount of Reallocated
                 Class B Principal Collections
                 with respect to this Distri-
                 bution Date                                                            $0.00

            (c)  The Collateral Interest as
                 of the close of business on
                 this Distribution Date                                        $27,500,000.00

            (d)  The Class B Investor Interest
                 as of the close of business
                 on this Distribution Date                                     $26,250,000.00


                        Certificateholders' statement

       8.   Collection of Finance Charge Receivables

            (a)  The aggregate amount of
                 Collections of Finance Charge
                 Receivables processed during the
                 related Monthly Period which
                 were allocated in respect of the
                 Class A Certificate                                            $5,898,046.09

            (b)  The aggregate amount of
                 Collections of Finance Charge
                 Receivables processed during the
                 related Monthly Period which
                 were allocated in respect of
                 the Class B Certificates                                         $346,943.89

            (c)  The aggregate amount of
                 Collections of Finance Charge
                 Receivables processed during the
                 related Monthly Period which
                 were allocated in respect of
                 the Collateral Interest                                          $363,465.03

       9.   Principal Funding Amount

            (a)  The principal amount on
                 deposit in the Principal
                 Funding Account on the
                 related Transfer Date                                                  $0.00

            (b)  The Accumulation Shortfall
                 with respect to the related
                 Monthly Period                                                         $0.00

            (c)  The Principal Funding In-
                 vestment Proceeds deposited
                 in the Finance Charge Account
                 on the related Transfer Date                                           $0.00

            (d)  The amount of all or the
                 portion of the Reserve Draw
                 Amount deposited in the
                 Finance Charge Account on the
                 related Transfer Date from
                 the Reserve Account                                                    $0.00

                        Certificateholders' statement


       10.  Reserve Draw Amount                                                         $0.00

       11.  Cash Collateral Account

            (a)  The principal amount on deposit in
                 the Cash Collateral Account on
                 the related Transfer Date (before
                 giving effect to any deposits or
                 withdrawals                                                   $10,000,000.00

            (b)  The Required Draw Amount on
                 the related Transfer Date                                              $0.00

            (c)  The principal amount on deposit in
                 the Cash Collateral Account on
                 the related Transfer Date (after
                 giving effect to any deposits or
                 withdrawals)                                                  $10,000,000.00

            (d)  The Required Cash Collateral
                 Amount (after giving effect to
                 any deposits, withdrawals, or
                 payments)                                                     $10,000,000.00

       12.  Available Funds

            (a)  The amount of Class A
                 Available Funds on deposit
                 in the Finance Charge Account
                 on the related Transfer Date                                   $5,898,046.09

            (b)  The amount of Class B
                 Available Funds on deposit
                 in the Finance Charge Account
                 on the related Transfer Date                                     $346,943.89

            (c)  The amount of Collateral
                 Available Funds on deposit in
                 the Finance Charge Account on
                 the related Transfer Date                                        $363,465.03


                        Certificateholders' statement


       13.  Portfolio Yield

            (a)  The portfolio yield for the
                 related Monthly Period                                              12.3944%

            (b)  The Portfolio Adjusted Yield
                 for the related Monthly Period                                       4.0065%

F.     Floating Rate Determinations

       1.   LIBOR for the interest Period
            ending on this Distribution Date                                          5.4086%
            10/15/98 - 11/16/98

       The First National Bank
       of Atlanta
       Servicer

                            By:______________________
                              Name: Cecile K. Bazaz

                                      Title:  Senior Vice President